SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 2000


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Connecticut                              001-13211                                    06-1289928
----------------------------------------     --------------------------------------     --------------------------------------
      (State or Other Jurisdiction               (Commission File Number)                         (I.R.S. Employer
           of Incorporation)                                                                      Identification No.)


                639 Research Parkway, Meriden, Connecticut 06450
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (203) 630-1942
                -------------------------------------------------
                Registrant's telephone number including area code


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)






NY/318168.1

Item  5. Other Events.

         On July 24, 2000, Information Management Associates, Inc. a Connecticut corporation (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Connecticut (the "Bankruptcy Court").

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report for Information Management Associates, Inc. for the month ended November 30, 2000 is filed as Exhibit 99.1 hereto.

         As previously announced, the Company has been exploring strategic alternatives for its business to preserve value for its creditors and shareholders. In this regard the Company is seeking possible purchasers for all or part of its business. There is no assurance that the Company will be able to sell all or a part of its business on favorable terms or at all.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits

             Exhibit No.          Description
             -----------          -----------

                   99.1 Unconsolidated, Unaudited Monthly Operating Report for the month ended November 30, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 8, 2001                 INFORMATION MANAGEMENT
                                       ASSOCIATES, INC.



                                       By:      /s/ Michael P. McGroarty
                                                ------------------------
                                                Name:  Michael P. McGroarty
                                                Title: Chief Operating Officer
                                                       and General Counsel

                                  Exhibit Index
                                  -------------



              Exhibit No.                        Exhibit
              -----------                        -------

                 99.1 Unconsolidated, Unaudited Monthly Operating Report for the month ended November 30, 2000.